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                     SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549
                        ________________________

                                 FORM 8-K

       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934
 Date of report (Date of earliest event reported):  October 27, 2003

                                ELDERTRUST
             (Exact Name of Registrant as Specified in Charter)

        Maryland                001-13807               23-2932973
(State or Other Jurisdiction  (Commission File      (IRS Employer
     of Incorporation)             Number)        Identification No.)

2711 Centerville Road, Suite 108
          Wilmington, DE                                 19808
(Address of Principal Executive Offices)               (Zip Code)

Registrants telephone number, including area code:  (302) 993-1022


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Item 12.   Results of Operations and Financial Condition

     On October 27, 2003, ElderTrust announced its consolidated financial results for the quarter ended September 30, 2003. A copy of ElderTrusts earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed filed with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by ElderTrust under the Securities Act of 1933, as amended.



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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ELDERTRUST


Date:  October 27, 2003	             By:  /s/ MICHAEL R. WALKER
                                          _____________________________
                                     Name:  Michael R. Walker
                                     Title: Acting President, Chief
                                            Executive Officer and Chief
                                            Financial Officer


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                             EXHIBIT INDEX


Exhibit No.     Description
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99.1            ElderTrust Earnings Press Release dated October 27, 2003



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